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                                                                   EXHIBIT 10(L)

                      SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of June 28, 1996, by and among SCIENTIFIC-ATLANTA, INC. (the "Borrower"), each of the financial institutions party hereto (the "Lenders"), THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents (the "Co-Agents"), and NATIONSBANK, N.A. (SOUTH), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent").

          WHEREAS, the Borrower, the Lenders, the Co-Agents and the Agent are parties to that certain Credit Agreement dated as of May 11, 1995, as amended prior to the date hereof (the "Credit Agreement"); and

          WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

          Section 1. Specific Amendment to Credit Agreement.

        (a) The definition of the term "Capital Expenditures" contained in
     Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition:

        For purposes of Section 9.1(b), Capital Expenditures shall not include the amount (not to exceed $25,000,000) of capital expenditures incurred by the Borrower during the fourth fiscal quarter of its 1996 Fiscal Year in connection with its acquisition of ATx Telecom Systems, Inc. from Amoco Technology Company.

        (b) The definition of the term "Consolidated Net Income" contained in
     Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition:

        Each of the following shall be disregarded when determining Consolidated Net Income: (a) the amount (not to exceed $25,000,000) of in-progress research and development costs expensed by the Borrower for the fourth fiscal quarter of its 1996 Fiscal Year as a result of its acquisition of ATx Telecom Systems, Inc. from Amoco Technology Company and (b) the charge (not to exceed $25,000,000) to the Borrower's earnings resulting from the arbitration award in favor of StarSight Telecast, Inc. granted by a California arbitration panel on July 24, 1996.
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        (c) The Credit Agreement is amended by deleting Section 10.1(h) and substituting in its place the following:

             (h) Judgment.   A judgment or order for the payment of money (other
        than the arbitration award against the Borrower in favor of StarSight Telecast, Inc. granted by a California arbitration panel on July 24,
        1996) not adequately covered by insurance as to which the insurance company has acknowledged coverage in writing shall be entered against the Borrower or any Loan Party by any court or other tribunal which exceeds, individually or together with all other such judgments or orders entered against the Borrower and the Loan Parties, $10,000,000 in amount (or which shall otherwise have a Material Adverse Effect) and such judgment or order shall continue for a period of 30 days without being stayed or dismissed through appropriate appellate proceedings.

          Section 2. Representations of Borrower.   The Borrower represents and
warrants to the Agent and the Lenders that:

        (a) Authorization.   The Borrower has the right and power, and has taken
     all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment, in accordance with its terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Credit Agreement as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

        (b) Compliance with Laws, etc.   The execution and delivery by the
     Borrower of this Amendment and the performance by the Borrower of the Credit Agreement as amended by this Amendment, in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party; (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

          Section 3. Certain References.   Each reference to the Credit
Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

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          Section 4. Benefits.   This Amendment shall be binding upon and shall
inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 5. GOVERNING LAW.   THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

          Section 6. Effect.   Except as expressly herein amended, the terms and
conditions of the Credit Agreement shall remain in full force and effect.

          Section 7. Effectiveness of Amendment.   This Amendment shall not be
effective until its execution and delivery by all of the parties hereto whereupon it shall be deemed effective as of the date first written above.

          Section 8. Counterparts.   This Amendment may be executed in any
number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

          Section 9. Definitions.   All capitalized terms not otherwise defined
herein are used herein with the respective definitions given them in the Credit Agreement.

                           [Signatures on Next Page]

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          IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to Credit Agreement to be executed as of the date first above written.

                                    SCIENTIFIC-ATLANTA, INC.

                                    By: /s/   Harvey A. Wagner
                                       -----------------------------------------
                                       Name: Harvey A. Wagner
                                       Title: Senior Vice President, Chief
                                        Financial Officer & Treasurer

                                    NATIONSBANK, N.A. (SOUTH), individually and as Agent

                                    By: /s/   William D. Duke
                                       -----------------------------------------
                                       Name: William D. Duke
                                       Title: Corporate Finance Officer

                                    THE BANK OF NEW YORK, individually and as
                                    Co-Agent

                                    By: /s/   Gregory L. Batson
                                       -----------------------------------------
                                       Name: Gregory L. Batson
                                       Title: Vice President

                                    ABN AMRO BANK N.V., acting through its
                                    Atlanta Agency, individually and as Co-Agent

                                    By: /s/   Larry Kelley
                                       -----------------------------------------
                                       Name: Larry Kelley
                                       Title: Group Vice President

                                    By: /s/   Steven Hipsman
                                       -----------------------------------------
                                       Name: Steven Hipsman
                                       Title: Vice President

                      [Signatures Continued on Next Page]

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      [SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT DATED AS OF
                  JUNE 28, 1996 WITH SCIENTIFIC-ATLANTA, INC.]

                                        AUSTRALIA AND NEW ZEALAND
                                           BANKING GROUP LIMITED

                                        By: /s/   Kyle Loughlin
                                        ----------------------------------------
                                        Name: Kyle Loughlin
                                        Title: Vice President

                                        WACHOVIA BANK OF GEORGIA, N.A.

                                        By: /s/   Karen H. McClain
                                        ----------------------------------------
                                        Name: Karen H. McClain
                                        Title: Vice President

                                        TORONTO DOMINION (TEXAS), INC.

                                        By: /s/   Lisa Allison
                                        ----------------------------------------
                                        Name: Lisa Allison
                                        Title: Vice President

                                        THE BANK OF TOKYO LIMITED,
                                           ATLANTA AGENCY

                                        By: /s/   Gary England
                                        ----------------------------------------
                                        Name: Gary England
                                        Title: Vice President & Manager

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